UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

(276) 629-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 21, 2009, the Board of Directors of Bassett Furniture Industries, Incorporated (“Bassett”) adopted the Bassett Furniture Industries, Inc. Severance Program for Officers and Management Employees (the “Severance Program”). All executive officers and other management employees participate in the Severance Program. Also, on January 22, 2009, Bassett entered into Employment Continuity Agreements with the following executive officers: Robert H. Spilman, Jr., President and Chief Executive Officer; Barry C. Safrit, Senior Vice President and Chief Financial Officer; Jason W. Camp, Senior Vice President, Retail; John E. Bassett III, Senior Vice President, Wood; and Mark S. Jordan, Senior Vice President, Upholstery. The Severance Program and the Employment Continuity Agreements are described below.

Severance Program

Under the terms of the Severance Program, in the event that the participant’s employment is terminated by Bassett for reasons other than “cause” or the participant’s death or disability, the participant will be entitled to receive:

•

a monthly cash payment equal to (A) the product of (i) the participant’s base salary, (ii) a severance multiplier and (iii) the participant’s years of service (less any other cash severance or pay in lieu of notice under any other severance program, including the Employment Continuity Agreements, or applicable law) divided by (B) the number of months in the participant’s severance period;

•	if the participant is an executive officer, a lump sum cash payment equal to the participant’s average annual performance bonus for the three fiscal years preceding the date of termination;

•

if the participant is an executive officer, the prorated portion of the participant’s actual annual performance bonus for the fiscal year in which the participant’s employment is terminated, payable in cash concurrently with the payment to other participants in Bassett’s annual bonus plan;

•	continued health insurance coverage for the duration of the severance period; and

•	outplacement services for the period and up to the limits specified in the program.

A participant’s total cash severance benefits may not exceed the maximum payout specified in the program for such participant. The following chart sets out the severance multiplier, maximum payout, severance period and outplacement period and cost limit for each category of participants:

Job Classification	Multiplier	Maximum Payout	Severance Period	Outplacement Period and Cost Limit
President/CEO	.25	2 times Base Salary+ Average Bonus+ Prorated Bonus	18 months	$6 months 15,000 limit

Senior Vice President	.125	1 times Base Salary+ Average Bonus+ Prorated Bonus	12 months	$3 months 7,500 limit

Other Executive Officers	.125	.75 times Base Salary+ Average Bonus+ Prorated Bonus	9 months	$3 months 7,500 limit

Non-Executive Officer	.0833	.50 times Base Salary	6 months	None

Other Management Employees	.0833	.25 times Base Salary	3 months	None

A participant’s entitlement to benefits under the Severance Program ceases upon the participant’s employment by a competitor.

Employment Continuity Agreements

Under the terms of the Employment Continuity Agreements, in the event that a “change in control” has occurred and the executive’s employment is terminated by Bassett before the second anniversary thereof for reasons other than “cause,” death or disability or by the participant for “good reason” within the 90 day period following the “change in control,” the participant will be entitled to receive:

•

a lump sum cash payment equal to the product of the executive’s “required base salary” and a change in control severance multiplier (which is equal to two for the President and Chief Executive Officer and one for the other executives);

•

a lump sum cash payment equal to the executive’s most recently established target annual performance bonus plus the executive’s average annual performance bonus for the three fiscal years preceding the date of termination;

•	continued health insurance coverage for the duration of the severance period (which is 18 months for the President and Chief Executive Officer and 12 months for the other executives);

•	a lump sum cash payment equal to the present value of continued life insurance and long-term disability coverage for the duration of the severance period; and

•

outplacement services (for a period of six months and three months for the President and Chief Executive Officer and the other executives, respectively, with a cost limit of $15,000 and $7,500 for the President and Chief Executive Officer and the other executives, respectively).

The Employment Continuity Agreements may be amended or terminated by the Board of Directors at any time, provided that the agreements cannot be terminated or amended after the occurrence of a change in control, and provided further that the agreements cannot be terminated or amended in a manner that would adversely affect the rights of participants after the Board of Directors has knowledge of a potential change in control unless and until the Board of Directors has determined that such potential change in control will not be consummated and the Board of Directors does not have knowledge of any other potential change in control.

General

Each of the Severance Program and the Employment Continuity Agreements provides for severance benefits to be paid in a manner intended to comply with, or be exempt from, Section 409A of the Internal Revenue Code, including delaying certain benefits for a period of six months following termination if necessary. In addition, severance benefits are subject to reduction to avoid any excise tax on excess “parachute payments” under Section 280G of the Internal Revenue Code. All employees who accept benefits under the Severance Program or the Employment Continuity Agreements will be required to sign a release of claims and will be subject to certain covenants, including a one-year non-solicitation agreement.

The terms “cause,” “good reason,” “change in control” and “required base salary” are defined in the applicable program or agreements.

The foregoing description is only a summary and is qualified in its entirety by reference to the Severance Program and the Employment Continuity Agreements, copies of which are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Bassett Furniture Industries, Inc. Severance Program for Officers and Management Employees

99.2	Employment Continuity Agreement, dated January 22, 2009 between Registrant and Robert H. Spilman, Jr., together with a schedule setting forth the material details in which the Employment Continuity Agreements between Registrant and its executive officers differ from each other.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: January 27, 2009	By:	/s/ Barry C. Safrit
Barry C. Safrit
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Bassett Furniture Industries, Inc. Severance Program for Officers and Management Employees

99.2	Employment Continuity Agreement, dated January 22, 2009 between Registrant and Robert H. Spilman, Jr., together with a schedule setting forth the material details in which the Employment Continuity Agreements between Registrant and its executive officers differ from each other.

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